CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

Board of Trustees and Shareholders

Wells Fargo Master Trust

We consent to the use of our report for the Wells Fargo Advantage Conservative Allocation Fund, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Diversified Small Cap Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Equity Value Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage Total Return Bond Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage Conservative Allocation Portfolio, Wells Fargo Advantage Growth Allocation Portfolio, Wells Fargo Advantage Moderate Balanced Portfolio, Wells Fargo Advantage Growth Balanced Portfolio, Wells Fargo Advantage Equity Portfolio, and Wells Fargo Advantage Tactical Equity Portfolio, twenty of the funds comprising the Wells Fargo Funds Trust, dated July 29, 2011, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

We also consent to the use of our reports for the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Equity Value Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage Inflation-Protected Bond Portfolio, Wells Fargo Advantage International Equity Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Index Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio (formerly Wells Fargo Advantage Disciplined Value Portfolio), Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Small Cap Value Portfolio (formerly Wells Fargo Advantage Strategic Small Cap Value Portfolio), Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Stable Income Portfolio, and Wells Fargo Advantage Total Return Bond Portfolio, seventeen of the portfolios constituting the Wells Fargo Master Trust, dated July 29, 2011, incorporated herein by reference.

/s/ KPMG LLP

Boston, Massachusetts

September 23, 2011